Exhibit 99.1

Arax Holdings Corp.

1st EDITION NEWSLETTER

Dear Valued Investors and Community,

Welcome to the first edition of the ARAX Holdings Corp. Newsletter! We're excited to begin this adventure, sharing insights, updates, and innovations with our stakeholder community. In our inaugural edition, we delve into the pioneering advancements we've made in applying our technology to real-world use cases across enterprise data management, blockchain technology, and decentralized infrastructure networks. Stay tuned as we unveil the groundbreaking potential of ARAX's enterprise blockchain-based ecosystem, (BaaP). This innovation is set to transform DePIN applications, decentralized finance, and our latest projects in smart cities and smart buildings to be deployed on the revolutionary Lunaº Mesh technology. It also includes our efforts to meet the regulatory standards set by the EU's Ecodesign for Sustainable Products Regulation and more. Together, let's revolutionize the way industries operate and thrive in the digital age!

So here we go:

We are proud and happy to update you on the significant progress we have made at ARAX Holdings Corp. over the past year and to share the new use cases currently in the making. As the board of directors of ARAX's technology, we feel it is our responsibility to keep you informed and updated on our latest activities and developments.

•	Over the past year, ARAX has made significant strides in transforming enterprise data management and blockchain technology. Our pioneering solutions, developed on the Core Blockchain Enterprise Network (BaaP) and integrated with CorePass and Lunaº Mesh, have markedly improved efficiency, transparency, and security. These advancements demonstrate the revolutionary impact of our technology across various sectors:
o	Manufacturing: Enhancing resource recovery, supply chain logistics, and optimization.
o	Smart City and Building Solutions: Implementing solutions for renewable energy and decentralized power infrastructure (DePIN).
o	Asset Management: Strengthening cybersecurity and business intelligence.
o	Finance: Innovating in decentralized finance (DeFi), traditional finance (TradeFi), and DAO-based risk management, including on-demand insurance underwriting.
o	Regulatory projects for data analytics

Moreover, we've made considerable advancements in our Decentralized Physical Infrastructure Networks (DePIN) platforms, providing robust and dependable connectivity solutions. These advancements have revolutionized the decentralization of existing networks and their integration with the innovative Lunaº Mesh infrastructure. As we continue to drive innovation, our focus remains on expanding the reach and adoption of our enterprise blockchain solutions (BaaP), ensuring that ARAX remains at the forefront of the digital transformation landscape and the drive towards real-world asset (RWA) and real-world process (RWP) tokenization.

Use Cases in the Making:

1.	Tuzla Smart City Pilot Project:
o	This project in Romania aims to leverage our innovative technologies, including blockchain, IoT, AI, and decentralized physical infrastructure networks (DePIN), to establish a smart city, starting with intelligent street lighting. This initiative is a gateway for future smart city integrations.
2.	Commodity and Metals DeFi Projects:
o	Focused on enhancing the efficiency and transparency of commodities and metals trading, starting with the copper industry. This project integrates blockchain, smart contracts, and DePIN. It revolutionize the trading process, ensuring security, transparency, and DAO based stable and secure transactions using RWA tokenized reward platform.

3.	Use Case Smart Building:
o	This project leverages cutting-edge blockchain and decentralized technologies to revolutionize enterprise data management by decentralizing existing infrastructure and software. It integrates seamlessly with ARAX BaaP and the Lunaº Mesh Platform. By merging blockchain, artificial intelligence, and the Internet of Things, we forge a robust, secure, and efficient framework suitable for a myriad of applications.
4.	EVP (Environmental Vehicle Passport) and DPP (Digital Product Passport) Projects:
o	The product is currently the only blockchain-based cradle-to-grave platform to guarantee adherence to Euro 7 standards for vehicle emissions and strengthen the EU's Ecodesign for Sustainable Products Regulation, enhancing environmental sustainability. This product and service SaaS platform focuses on creating a comprehensive data repository for product sustainability and real-time monitoring of CO2 footprints.
5.	Integration with Third-Party equipment and infrastructure:
o	This project will use advanced blockchain and IoT technologies to improve retail, logistics, and asset and resource management in general. It will do this by working with third-party infrastructure and equipment like access control, checkout systems, pay points, ATMs, utility management and measuring equipment, renewable energy solutions, satellites, tracking devices, and other connectivity platforms, to name a few. It includes real-time tracking and management of goods, smart trolleys and carts, connectivity, and compliance with environmental regulations.

Announcing Our New Website: ARAX.cc!

We are excited to announce the launch of our new and improved website at ARAX.cc This revamped platform offers a comprehensive overview of ARAX's products and services, showcasing our capabilities in enterprise data management, blockchain technology, and decentralized infrastructure. The new website is also mobile-friendly, ensuring you can explore detailed information about our innovative solutions, stay updated with the latest news, and discover how ARAX is transforming industries, all from your mobile device. Visit us today to learn more about how we can help your business thrive in the digital age!

Proposed Uplisting to NASDAQ :

With a large part of the ARAX BaaP now being operation, use cases starting to pile up, resulting in exponential revenue growth expected to follow in the second half of 2024, we are excited to announce that we're in the process of preparing ARAX Holdings Corp. for uplisting to the main board of  NASDAQ. We have engaged with three investment banks for proposals to guide us through this process. As part of our strategy, we are positioning ourselves to acquire and deploy revenue streams that will bring stable income to the business. This will have a direct impact on our shareholder value. As we wrap up our first edition of the ARAX Holdings Corp. Newsletter, we extend our thanks for taking the time to read about our exciting journey and innovations. Your support and interest drive us to continuously push the boundaries of what's possible in enterprise data management and blockchain technology. We look forward to sharing more updates and breakthroughs with you in the future. For any questions or further information, please feel free to get in touch with us via email at investors@arax.cc. Thank you and stay tuned!

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

Certain statements contained in this report may be construed as "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "Act"). All statements that are not historical facts are “forward-looking statements.” The words "estimate," "project," "intends," "expects," "anticipates," "believes" and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are made based on management's beliefs, as well as assumptions made by, and information currently available to, management pursuant to the "safe harbor" provisions of the Act. These statements are subject to certain risks and uncertainties that may cause actual results to differ materially from those projected on the basis of these statements. Investors should consider this cautionary statement and furthermore, no assurance can be made that the transaction described in this Report will be consummated. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date made. The Company also undertakes no obligation to disclose any revision to these forward-looking statements to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events.

Investor@arax.cc
Arax Holdings Corp
+1 850-254-1161
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